                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1996 to June 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/Phyllis A. Knight
                                      ---------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 7/15/96


                                                  Total $          Per $1,000
                                                  Amount            Original
                                                 --------         -----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $5,080,058.22

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      $5,080,058.22

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.50%)          5.50%
          b. Class A-1 Interest                   476,774.97        3.97312475
          c. Class A-2 Remittance Rate(5.85%)          5.85%
          d. Class A-2 Interest                   243,750.00        4.87500000
          e. Class A-3 Remittance Rate(6.20%)          6.20%
          f. Class A-3 Interest                   180,833.33        5.16666657
          g. Class A-4 Remittance Rate(6.50%)          6.50%
          h. Class A-4 Interest                   270,833.33        5.41666660
          i. Class A-5 Remittance Rate(7.00%)          7.00%
          j. Class A-5 Interest                   443,041.67        5.83333338

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00               .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                   .00               .00


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 2

                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 7/15/96

B.   Principal
     (5) Formula Principal Distribution
         Amount                                2,270,449.30                N/A
         a. Scheduled Principal                  664,213.60                N/A
         b. Principal Prepayments              1,519,806.23                N/A
         c. Liquidated Contracts                  86,429.47                N/A
         d. Repurchases                                 .00                N/A
     (6) Pool Scheduled Principal
          Balance                            380,519,933.28       954.24187302
    (6a) Pool Factor                              .95424187

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                           .00

     (8) Class A Percentage for such Remittance
         Date                                        91.66%

     (9) Class A Percentage for the following
          Remittance Date                            91.61%

    (10) Class A Principal Distribution:
         a. Class A-1                          2,270,449.30        18.92041083
         b. Class A-2                                   .00                .00
         c. Class A-3                                   .00                .00
         d. Class A-4                                   .00                .00
         e. Class A-5                                   .00                .00

    (11) Class A-1 Principal Balance         101,753,180.28       847.94316900
   (11a) Class A-1 Pool Factor                    .84794317

    (12) Class A-2 Principal Balance          50,000,000.00       1000.0000000
   (12a) Class A-2 Pool Factor                   1.00000000

    (13) Class A-3 Principal Balance          35,000,000.00       1000.0000000
   (13a) Class A-3 Pool Factor                   1.00000000


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 3

                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 7/15/96


    (14) Class A-4 Principal Balance          50,000,000.00      1000.0000000
   (14a) Class A-4 Pool Factor                   1.00000000

    (15) Class A-5 Principal Balance          75,950,000.00      1000.0000000
   (15a) Class A-5 Pool Factor                   1.00000000

    (16) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                           .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (17) 31-59 days                            2,422,808.53                79

    (18) 60 days or more                       1,887,929.36                51

    (19) Current Month Repossessions             116,752.71                 6

    (20) Repossession Inventory                  626,724.58                20

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                 .50%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                    .38%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 4

                              CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 7/15/96

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                 .64%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                    .60%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from February 1, 2000 to
         January 31, 2001, 6.5% from February 1, 2001 to
         January 31, 2002, 8.5% from February 1, 2002 to
         January 31, 2003 and 9.5% thereafter)                          0.01%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date        29,447.24

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                          0.03%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                                 17.72%



                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS M1 CERTIFICATES
                       MONTHLY REPORT                           CUSIP#'S 393505LF7
                        June, 1996                              TRUST ACCOUNT #13210501
                          Page 5                                REMITTANCE DATE: 7/15/96
(26)     Class B Principal Balance Test

    (a)   Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance
          date greater than $7,975.335.00                                                                                .00%

    (b)   Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is equal to or greater than 12.00%                          8.34%



                                                                                       Total $                    Per $1,000
                                                                                        Amount                     Original
                                                                                      ----------                  -------------
CLASS M1 CERTIFICATES
- -----------------------
(27)  Amount available (including Monthly Servicing Fee)                             1,194,375.62

A.    Interest
(28)  Aggregate interest
      a.    Class M-1 Remittance Rate (7.00%, unless Weighted
            Average Contract Rate is below 7.00%)                                            7.00%
      b.    Class M-1 Interest                                                         209,416.67                 5.83333343

(29)  Amount applied to Class M-1 Interest Deficiency Amount                                  .00                          0

(30)  Remaining unpaid Class M-1 Interest Deficiency Amount                                   .00                          0

(31)  Amount Applied to:
      a.    Unpaid Class M-1 Interest Shortfall                                               .00                          0

(32)  Remaining:
      a.    Unpaid Class M-1 Interest Shortfall                                               .00                          0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.    Scheduled Principal                                                               .00                        N/A
      b.    Principal Prepayments                                                             .00                        N/A
      c.    Liquidated Contracts                                                              .00                        N/A
      d.    Repurchases                                                                       .00                        N/A


                       GREEN TREE FINANCIAL CORPORATION
                                 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS B CERTIFICATES
                       MONTHLY REPORT
                        June, 1996                      CUSIP#'S 393505LG5,LH3
                          Page 6                        REMITTANCE DATE: 7/15/96



(34)  Class M-1 Principal Balance                                                   35,900,000.00             1000.00000000
(34a) Class M-1 Pool Factor                                                            1.00000000
(35)  Class M-1 Percentage for such Remittance Date                                           .00%
(36)  Class M-1 Percentage for the following Remittance Date                                  .00%
(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                                                 .00                0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date                                            .00
(38)  Unpaid Class M-1 Principal Shortfall (if any)
      following current Remittance Date                                                       .00



                                                                                       Total $                  Per $1,000
                                                                                        Amount                   Original
                                                                                       ----------              ------------
Class B1 Certificates
- ---------------------
(1) Amount Available less the Class A Distribution Amount
    and Class M-1 Distribution amount (including Monthly
    Servicing Fee)                                                                     984,958.95

(2) Class B-1 Remittance Rate (6.95% unless Weighted Average
    Contract Rate is below 6.95%)                                                            6.95%

(3) Aggregate Class B1 Interest                                                         92,377.08                 5.79166646

(4) B1 Interest Shortfall                                                                     .00                        .00

(5) Remaining unpaid Class B1 Interest Shortfall                                              .00                        .00

(6) Amount applied to Class B1 Interest Deficiency Amount                                     .00

(7) Remaining Unpaid Class B-1 Interest Deficiency Amount                                     .00

(8) Unpaid Class B1 Principal Shortfall (if any) following
    prior Remittance Date                                                                     .00


                       GREEN TREE FINANCIAL CORPORATION
                                 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996                    CUSIP#'S 393505LG5,LH3
                                    Page 7                      REMITTANCE DATE:  7/15/96

(8a)  Class B Percentage for such Remittance Date                                             .00

(8b)  Class B Percentage for the following Remittance Date                                    .00

(9)   Current Principal (Class B Percentage of Formula Principal
      Distribution Amount)                                                                    .00

(10a) Class B1 Principal Shortfall                                                            .00
(10b) Unpaid Class B1 Principal Shortfall                                                     .00

(11)  Class B Principal Balance                                                     31,916,753.00

(12)  Class B1 Principal Balance                                                    15,950,000.00




Class B2 Certificates                                                                  Total $                    Per $1,000
- -----------------------                                                                 Amount                     Original
                                                                                       -------                    -----------
(13)  Remaining Amount Available                                                       892,581.87

(14)  Class B-2 Remittance Rate (7.30% unless Weighted
      Average Contract Rate is less than 7.30%)                                              7.30%

(15)  Aggregate Class B2 Interest                                                       97,131.08                 6.08333329

(16)  Amount applied to Unpaid Class B2 Interest Shortfall                                    .00                        .00

(17)  Remaining Unpaid Class B2 Interest Shortfall                                            .00                        .00

(18)  Unpaid Class B2 Principal Shortfall (if any) following
      prior Remittance Date                                                                   .00

(19)  Class B2 Principal Liquidation Loss Amount                                              .00

(20)  Class B2 Principal (zero until Class B1 paid down;
      thereafter, Class B Percentage of Formula Principal
      Distribution Amount)                                                                    .00

(21)  Guarantee Payment                                                                       .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   June 1996
                                    Page 8

                                                        CUSIP#'S 393505LG5,LH3
                                                      REMITTANCE DATE: 7/15/96

 (22)    Class B2 Principal Balance                    15,966,753.00

 (23)    Monthly Servicing Fee (Deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green
         Tree Financial Corporation is not the
         Servicer; deducted from funds remaining
         after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class
         B-2 Distribution Amount; if the Company
         or Green Tree Financial Corporation
         is the Servicer)                                 159,495.99

 (24)    Class C Residual Payment                         635,954.80

 (25)    Class M-1 Interest Deficiency on such
         Remittance Date                                         .00

 (26)    Class B-1 Interest Deficiency on such
         Remittance Date                                         .00

 (27)    Repossessed Contracts                            116,752.71

 (28)    Repossessed Contracts Remaining
         in Inventory                                     626,724.58

 (29)    Weighted Average Contract Rate                      9.78076


                                     GTFC
                                    1996-1
                                   June 1996
                              Defaulted Contracts


                                                    Loss At
Account#    Principal    Interest       Amount      Sale Date
- --------    ----------   --------     ----------    -----------


74320628    25,410.62     139.75       25,550.37       9,550.42
74320724    13,814.88      75.98       13,890.86       3,840.07
77326068    22,440.49     123.42       22,563.91      11,090.85
87320740     3,953.62      21.74        3,975.36         802.14
87320771    20,809.86     114.45       20,924.31       4,163.76


TOTALS     $86,429.47    $475.34      $86,904.81     $29,447.24
           ==========    =======      ==========     ==========